Pension Plan (Annual and Quarter) (Detail) - Expected projected benefit payments (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011
Projected benefit payments due	$ 893
Projected benefit payments due	613
Projected benefit payments due	435
Projected benefit payments due	637
Projected benefit payments due	$ 667